Exhibit 10.3

TERM NOTE A

$5,000,000	Dated as of
December 7, 2011

1.                                       INDEBTEDNESS.  FOR VALUE RECEIVED, the undersigned, CHEROKEE INC., a Delaware corporation (“Maker”), promises to pay to U.S. BANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Bank”), or order, at 15910 Ventura Boulevard, Suite 1712, Encino, California 91436, or at such other place as may be designated in writing by the holder of this Term Note A (hereinafter referred to as this “Note”), the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), together with interest accrued thereon.  This Note evidences the Term Loan A made by Bank to Maker pursuant to that certain Amended and Restated Term Loan Agreement, of even date herewith, between Maker and Bank (as amended, supplemented, restated or replaced from time to time the “Term Loan Agreement”).  All capitalized terms used herein shall have the same meaning set forth in the Term Loan Agreement, unless expressed otherwise herein.

2.                                       INTEREST.  The unpaid principal balance of this Note shall bear interest at the rate set forth in the Term Loan Agreement.

3.                                       PAYMENT.  Principal and interest shall be due and payable in accordance with the terms of the Term Loan Agreement.

4.                                       OBLIGATIONS SECURED.  Maker’s Obligations hereunder and under the Term Loan Agreement are secured by the Security Agreement.

5.                                       WAIVERS.  Maker, for itself, its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection, and consent that Bank may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.  To the fullest extent permitted by law, Maker waives the statute of limitations in any action brought by Bank in connection with this Note.

6.                                       ACCELERATION.  IT IS EXPRESSLY AGREED THAT IF MAKER FAILS TO PAY ANY PAYMENT OF PRINCIPAL OR INTEREST ON THE DATE WHEN DUE HEREUNDER AND SUCH FAILURE CONTINUES AFTER EXPIRATION OF ANY APPLICABLE NOTICE AND CURE PERIODS, OR UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THE TERMS OR CONDITIONS OF THE TERM LOAN AGREEMENT, THEN THE UNPAID PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH INTEREST ACCRUED THEREON, SHALL THEREUPON BE IMMEDIATELY DUE AND PAYABLE AT THE OPTION OF THE HOLDER HEREOF, WITHOUT PRESENTMENT, DEMAND, PROTEST OR NOTICE OF PROTEST OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED.

7.                                       PARTICIPATION.  Bank reserves the right to sell, assign, transfer, negotiate, or grant participation interests in all or any part of, or any interest in Bank’s rights and benefits hereunder.  In connection therewith, Bank may disclose all documents and information which Bank now or hereafter may have relating to Maker, provided that such prospective assignee, transferee, or participant agrees to keep confidential any such documents and information that have not been publicly disclosed by Maker.

8.                                       MODIFICATION.  This Note may not be changed, modified, amended or terminated orally.

9.                                       WAIVER OF JURY TRIAL.  THE MAKER AND BANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL AS SET FORTH IN THE TERM LOAN AGREEMENT.

10.                                 ORIGINAL NOTE.  This Note, together with Term Note B, supersedes and replaces that certain Term Note dated as of February 16, 2011 executed by Bank in favor of Maker in the amount of $10,000,000.

[Remainder of Page Intentionally Blank]

[Signature Page to Follow]

CHEROKEE INC.

By:	/s/ Henry Stupp
Name:	Henry Stupp
Its:	Chief Executive Officer

Bank hereby accepts this Note and agrees to the provisions contained in Section 9 of this Note.

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Gary P. Terrasi
Name:	Gary P. Terrasi
Its:	Vice President